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UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 1, 2005


                                NORDSTROM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        WASHINGTON                 001-15059                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)


             1617 SIXTH AVENUE, SEATTLE, WASHINGTON     98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111


                              INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01  Entry into a Material Definitive Agreement

On February 1, 2005 Nordstrom, Inc. (the "Company") issued 5,000 shares of restricted stock to Paul Favaro. Mr. Favaro joined the Company as Executive Vice President of Strategy and Development on February 1, 2005. The terms of Mr. Favaro's employment were disclosed in an 8-K filing dated January 12, 2005.

The restricted shares issued to Mr. Favaro will vest and become issuable in five equal annual installments commencing on the first anniversary of the date of award. The shares are awarded under and governed by the terms and conditions of the 2004 Equity Incentive Plan and the Restricted Stock Agreement. The Notice of Restricted Stock Award and Restricted Stock Agreement are attached hereto as Exhibit 99.1





ITEM 9.01 Financial Statement and Exhibits

99.1 Notice of Restricted Stock Award issued to Paul Favaro and Restricted Stock Agreement


































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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORDSTROM, INC.



                                           By:  /s/ David L. Mackie
                                                -----------------------
                                                David L. Mackie
						Vice President, Real Estate
						and Corporate Secretary


Dated: February 7, 2005






































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EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION

99.1 Notice of Restricted Stock Award issued to Paul Favaro and Restricted Stock Agreement